UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2006


                             OREGON PACIFIC BANCORP
             (Exact Name of Registrant as specified in its charter)


           Oregon                      000-50165                71-0918151
(State or other jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                                1355 Highway 101
                               Florence, OR 97439
                    (Address of principal executive offices)

                                 (541) 997-7121
               (Registrant's telephone number including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

     On February 10, 2006, Oregon Pacific Bancorp issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01 - Results of Operations and Financial Condition.

 (c)   Exhibits.

       99.1  Press Release of Oregon Pacific Bancorp dated February 10, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 10, 2006           /s/ Thomas K. Grove
                                  ----------------------------------------------
                                  Thomas K. Grove, President and Chief
                                  Executive  Officer- Oregon Pacific Banking Co.
                                  President and Chief Executive Officer -
                                  Oregon Pacific Bancorp

Dated February 10, 2006           /s/ Joanne Forsberg
                                  ----------------------------------------------
                                  Joanne Forsberg, EVP and Chief Financial
                                  Officer - Oregon Pacific Banking Co.
                                  Secretary and Chief Financial Officer -
                                  Oregon Pacific Bancorp


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EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

 99.1 Press release dated February 10, 2006 announcing December 31, 2005 earnings.